UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

NEW SOURCE ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

914 North Broadway, Suite 230

Oklahoma City, Oklahoma 73102

(405) 272-3028

(Address of Principal Executive Offices, Including Zip Code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On December 20, 2013, the Partnership completed a private placement (the “Private Placement”) of common units representing limited partner interests in the Partnership (the “Common Units”) pursuant to a Common Unit Purchase Agreement between the Partnership and Goldman Sachs MLP Income Opportunities Fund (the “Purchaser”), dated December 17, 2013 (the “Purchase Agreement”). The Partnership sold 465,000 Common Units in the Private Placement at a negotiated purchase price of $21.15 per Common Unit, resulting in approximately $9.8 million in proceeds to the Partnership. The Common Units were sold in reliance upon an exemption from the registration requirements of the Securities Act of 1933, pursuant to Section 4(a)(2) thereof.

A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Purchase Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Purchase Agreement.

Registration Rights Agreement

On December 20, 2013, in connection with the closing of the Private Placement, the Partnership entered into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Partnership is required to prepare and file a shelf registration statement to register the offer and sale of Common Units issued in the Private Placement no later than April 15, 2014, and to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission on or before May 15, 2014.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

ITEM 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above under the heading “Purchase Agreement” regarding the issuance by the Partnership of 465,000 Common Units to the Purchaser as contemplated by the Purchase Agreement is incorporated herein by reference.

ITEM 9.01	Financial Statements.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

4.1	Registration Rights Agreement, dated as of December 20, 2013, by and between New Source Energy Partners L.P. and Goldman Sachs MLP Income Opportunities Fund.

10.1	Common Unit Purchase Agreement, dated as of December 17, 2013, by and between New Source Energy Partners L.P. and Goldman Sachs MLP Income Opportunities Fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Date: December 23, 2013	By:	/s/ Kristian B. Kos
Name: Kristian B. Kos
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Registration Rights Agreement, dated as of December 20, 2013, by and between New Source Energy Partners L.P. and Goldman Sachs MLP Income Opportunities Fund.

10.1	Common Unit Purchase Agreement, dated as of December 17, 2013, by and between New Source Energy Partners L.P. and Goldman Sachs MLP Income Opportunities Fund.

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